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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and in "Selected Financial Data" and to the use of our report dated May 25, 1999 in the Registration Statement (Form S-1) and related Prospectus of Garden.com, Inc. for the registration of shares of its common stock.


                                        /s/ Ernst & Young LLP

Austin, Texas
May 27, 1999